Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2021
Property and equipment, net
Summary of property and equipment, net

The following is a summary of property and equipment, net (in thousands):

	As of December 31,
	2020	2021
	RMB	RMB
Electronic equipment	13,653	15,443
Office equipment and furniture	5,083	7,209
Leasehold improvement	10,078	13,700
Total	28,814	36,352
Less: Accumulated depreciation	(20,709)	(26,487)
Net book value	8,105	9,865